UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

4 Embarcadero Center, 30th Floor, San Francisco, CA 94111

(Address of principal executive offices)           (Zip code)

Brian S. Shlissel - 1345 Avenue of the Americas, New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3369

Date of fiscal year end: June 30, 2007

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
June 30, 2007

Contents

Portfolio Manager’s Report	1
Performance & Statistics	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Notes to Financial Statements	12
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Matters Relating to the Directors Consideration of the Investment Management & Sub-Advisory Agreements	21
Tax Information/Stockholder Meetings Results	23
Privacy Policy/Proxy Voting Policies & Procedures	24
Dividend Reinvestment and Cash Purchase Plan	25
Board of Directors	27
Principal Officers	28

The Korea Fund, Inc.
Portfolio Manager’s Report

June 30, 2007 (unaudited)

In this interview on July 10, 2007, Raymond Chan, The Korea Fund, Inc.’s Lead Portfolio Manager based in Hong Kong, talks of the portfolio and the prospects of the Korean stock market.

Q: Please describe RCM and your team, investment style and process.

RC: RCM is headquartered in San Francisco where it was founded in 1970 by Claude Rosenburg as a specialist fund management entity driven by fundamental stock analysis. The firm has stuck by this approach and now maintains offices besides the US in London, Frankfurt, Hong Kong, Tokyo, and Sydney. Our Asian business is primarily run from Hong Kong, where I am based with my team. It would be fair to say that the RCM approach is to strive to deliver superior investment results through the use of innovative and proprietary fundamental and GrassrootsSM research. Worldwide RCM has a team of over 200 investment professionals and 50 career analysts in addition to our non-financial market research team known as Grassroots. RCM’s assets under management as at June 30 amounted to US$157 billion while those in Hong Kong amount to US$13.5 billion.

But more importantly for The Korea Fund, Inc. (the ‘‘Fund’’) let me tell you about our Asian operations in Hong Kong from where we manage the Fund. As I mentioned, research is the mainstay of our approach and in Asia we maintain a research team of 16 professionals whose job it is to identify the key drivers expected to support their favored stock picks. At the analysts’ and Fund managers’ discretion we engage our proprietary non-financial GrassrootsSM research to investigate the services and products of particular companies. In this way we can dig deeper into the detail to stress test our earnings assumptions. This also provides a reality check on what we are hearing from a company’s management. RCM’s stock selection process at the research level is organized globally and can be described as comprising four main stages. Following on from our country macro analysis and secular/cyclical reviews we use extensive stock screening to identify possible corporate names. From there the country sector analysts prepare reports, engaging the GrassrootsSM research team as considered relevant. Finally the country sector analysts are required to present their ideas to the investment committee. All ideas brought to this committee are ranked from 5 – a strong buy, to 1 – a sell. The portfolio construction is then the responsibility of the portfolio managers, utilizing the research developed in house by our analysts. In the case of the Fund, the portfolio managers are, besides myself, (and I have almost 20 years experience in the Asian markets), Sang Won Kim, who has recently relocated to Hong Kong from Seoul and has almost 10 years experience researching Korean stocks. We are supported by our portfolio assistants. My team and I make some 200 company visits each year in Seoul and monitor the research output on proprietary software that permits us to cross check our recommendations against the market. Further, a separate Risk Evaluation Team monitors all portfolios on a daily, weekly and monthly basis constantly monitoring performance idiosyncrasies.

1 The Korea Fund, Inc. Annual Report | 6.30.07

The Korea Fund, Inc.
Portfolio Manager’s Report

June 30, 2007 (unaudited) (continued)

Q: RCM began managing the portfolio on April 1, only 3 months before the fiscal year end, and were provided to the fiscal year end to substantially complete the transition of the portfolio to its own model. What did you do?

RC: Yes, but prior to beginning to manage the portfolio on April 1, our research, management and dealing team did a great deal of work reviewing the then current portfolio, its characteristics and particularly our ability to transition those stocks which we felt did not meet our investment criteria.

A major characteristic of RCM, given that we build our convictions based upon the work of our in-house research, is that we generally construct more focused portfolios—we build strong conviction on a relatively smaller number of stocks when compared with the broader market. Hence, in the quarter through which we transitioned the Fund, we reduced the number of holdings in the portfolio from over 70 to 41. In this transition we have more than doubled exposure to the industrial sector—particularly the shipbuilders as we believe Korea is in the midst of a capital intensive manufacturing cycle—and to the technology sector which we believe will see continued recovery in the forthcoming period.

Q: How has this positioned the Fund relative to the market?

RC: Relative to our benchmark, the KOSPI, the portfolio is growth oriented with a small premium to price/earnings. This is because we continue to believe that earnings in Korea have the potential to surprise on the upside.

Q: The transition period has been substantially completed—how did the Fund perform during this transition period?

RC: The portfolio is structured more heavily to the industrial sector, which has paced market returns for the recent three-month period. Shipbuilding and heavy industries sustained strong new-order volume, contributing to a multi-year backlog. The Fund’s overweight position in industrials and underweighting of the telecom and utilities sectors contributed positively to performance versus the benchmark for the three-month period.

Among industrials, the Fund’s holdings in Daewoo Shipbuilding and Samsung Heavy contributed positively to performance. A position in Doosan Heavy was added to the Fund following a research trip in June.

The technology sector lagged for the three-month period and the Fund’s overweight position in the sector detracted from relative returns. The Fund’s underweight positions in the consumer discretionary and materials sectors also detracted from performance versus the benchmark.

6.30.07 | The Korea Fund, Inc. Annual Report 2

The Korea Fund, Inc.
Portfolio Manager’s Report

June 30, 2007 (unaudited) (continued)

In technology, shares of Hynix Semiconductor rallied in June but the company’s relatively flat overall performance in the second quarter detracted from the Fund’s relative performance for the period.

Q: What is your outlook for the Korean economy and stock market?

RC: We view the inflation and interest rate outlook as stable and see consumer confidence reviving. While the Korean economy has seen export-driven growth since 2004, future growth is expected to be more broad-based and balanced between export and domestic demand. We believe Korea is transitioning into a mature, service-oriented economy. We constantly look for companies that can benefit from such social and structural changes.

A further factor which we believe will support the Korean market going forward is a reduction in the ‘Korean Discount’. Historically the Korean market has been traded at a discount to other markets. This has been attributed to the higher volatility of earnings—a characteristic that investors generally do not favor. Following the boom and bust markets at the turn of the century, Korea is witnessing much more balanced growth with many fewer structural impediments. This we believe will provide more stable growth and in turn further reduce the ‘Korea discount’.

A summary of my review for the fiscal year ended June 30, 2007 and the three month period that RCM has managed the Fund is presented below:

•	Korean equities rallied during the fiscal 12 months ended June 30, 2007. Average share prices, measured by the Korean Composite Stock Price Index (KOSPI), rose 38.24% in U.S. dollar terms, outpacing returns for U.S. and world equities. Robust global economic growth and expanding infrastructure development, especially in the Asia-Pacific region, contributed to the advance.

•	RCM began managing the Fund on April 1, 2007. For the three-month period ended June 30, 2007, total return on a net-asset-value (NAV) basis was 18.05%. The Fund’s share price advanced 8.97% during the three-month period, representing a discount of 7.00% to NAV as of June 30, 2007. The KOSPI advanced 22.21% for the three-month period.

•	Industrials paced market returns for the three-month period. Shipbuilding and heavy industries sustained strong new-order volume, contributing to a multi-year backlog. The Fund’s overweighting in industrials and underweighting in telecom and utilities contributed positively to performance versus the benchmark for the three-month period.

3 The Korea Fund, Inc. Annual Report | 6.30.07

The Korea Fund, Inc.
Portfolio Manager’s Report

June 30, 2007 (unaudited) (continued)

•	Among industrials, Daewoo Shipbuilding, Samsung Heavy and SFA Engineering contributed positively to performance. Doosan Heavy was added following a research trip in June.

•	Technology lagged for the three-month period as the Fund’s overweighting in the sector detracted from relative returns. The Fund’s underweighting in consumer discretionary and materials also detracted from performance versus the benchmark.

•	In technology, shares of Hynix Semiconductor rallied in June but the company’s relatively flat overall performance in the second quarter detracted from the Fund’s relative performance for the period.

•	We view the inflation and interest rate outlook as stable and see consumer confidence reviving. While the Korean economy has seen export-driven growth since 2004, future growth is expected to be more broad-based and balanced between export and domestic demand. Korea is transitioning into a mature, service-oriented economy. We constantly look for companies that can benefit from such social and structural changes.

The views expressed in the Portfolio Manager’s Review reflect the views of the respective parties as of the date of this interview. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund. References to specific company securities should not be construed as a recommendation or investment advice. Certain of these views that look forward in time involve risks and uncertainties and are forward looking statements within the meaning of the Private Securities Litigations Reform Act of 1995. Such risks and uncertainties include, without limitation, the adverse effect from a decline in the securities markets or a decline in the Fund’s performance, a general downturn in the economy, competition from other companies, changes in government policy or regulation, inability to attract or retain key employees, inability to implement its operating strategy and/or acquisition strategy and unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulating organizations.

6.30.07 | The Korea Fund, Inc. Annual Report 4

The Korea Fund, Inc.
Performance & Statistics
June 30, 2007 (unaudited)

Total Return(1)	1 Year	5 Years	10 Years
Market Price	32.39%	26.76%	15.56%
Net Asset Value (‘‘NAV’’)	31.08%	23.01%	17.19%
KOSPI(2)	38.24%	25.04%	8.44%
MSCI Korea (Total Return)(3)	33.99%	25.11%	14.74%
MSCI Korea (Price Return)(3)	31.99%	23.16%	13.11%

Market Price/NAV Performance:

June 30, 1997 – June 30, 2007

Industry Breakdown as a % of net assets

Market Price / NAV:
Market Price	$39.59
NAV	$42.57
Discount to NAV	(7.00)%

Ten Largest Holdings as a % of net assets
Samsung Electronics Co., Ltd. Manufacturer of electronic parts	10.3%
POSCO Manufacturer of steel	7.1%
Hyundai Heavy Industries Co., Ltd. Manufacturer of ships	6.7%
Samsung Fire & Marine Insurance Co., Ltd. Provider of insurance products	5.3%
Daewoo Shipbuilding & Marine Engineering Co., Ltd. Manufacturer of ships	5.2%
GS Engineering & Construction Corp. Contracts civil engineering and architectural works	4.4%
Kookmin Bank Provider of commercial banking services	4.2%
Shinhan Financial Group Co., Ltd. Provider of consumer and commercial banking services	4.1%
Samsung Heavy Industries Co., Ltd. Manufacturer of crude oil tankers, container vessels and passenger ferries	3.7%
Shinsegae Co., Ltd. Operator of discount stores	3.5%

(1)	Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions. Total return for a period of more than one year represents the average annual return.

(2)	The Korea Composite Stock Price Index (KOSPI) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the ‘‘Korea Stock Exchange’’). The KOSPI returns unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return.

(3)	Morgan Stanley Capital International (MSCI) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea (Total Return) returns assume reinvestment of dividends while the MSCI Korea (Price Return) returns do not and, unlike Fund returns, neither index reflects any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

5 The Korea Fund, Inc. Annual Report | 6.30.07

The Korea Fund, Inc.
Schedule of Investments
June 30, 2007

Shares		Value
COMMON STOCK–100.0%
	Airlines–1.4%
246,906	Korean Air Lines Co., Ltd. (b)	$14,031,028
	Auto Components–3.0%
588,193	Hankook Tire Co., Ltd. (b)	10,568,819
216,756	Hyundai Mobis	20,599,856
		31,168,675
	Beverages–0.5%
37,677	Hite Brewery Co., Ltd. (b)	4,893,911
	Capital Goods–1.0%
1,171,880	ON*Media Corp. (a)	10,858,140
	Capital Markets–2.4%
358,649	Korea Investment Holdings Co., Ltd. (b)	24,534,954
	Chemicals–1.1%
129,609	LG Chem Ltd. (b)	10,956,825
	Commercial Banks–4.8%
128,280	Hana Financial Group, Inc.	6,255,360
496,770	Kookmin Bank	43,608,862
		49,864,222
	Commercial Services & Supplies–1.6%
310,109	S1 Corp.	16,733,164
	Construction & Engineering–5.5%
376,428	GS Engineering & Construction Corp.	45,023,861
155,077	Hyundai Engineering & Construction Co., Ltd. (a)	11,347,302
		56,371,163
	Consumer Finance–4.1%
12,020	Samsung Card Co., Ltd. (a)	739,012
691,594	Shinhan Financial Group Co., Ltd.	42,071,313
		42,810,325
	Diversified Consumer Services–3.3%
413,260	LG Corp.	21,359,706
66,807	MegaStudy Co., Ltd.	13,016,464
		34,376,170
	Electrical Equipment–3.9%
662,010	LG Philips LCD Co., Ltd. (a)	29,451,330
182,693	Seoul Semiconductor Co., Ltd. (b)	10,678,597
		40,129,927
	Electronic Equipment & Instruments–1.4%
636,950	SE Co., Ltd. (a)(c)(f)	0
271,463	SFA Engineering Corp.	14,104,264
		14,104,264
	Food & Staples Retailing–3.5%
54,749	Shinsegae Co., Ltd. (b)	35,675,595

6.30.07 | The Korea Fund, Inc. Annual Report 6

The Korea Fund, Inc.
Schedule of Investments
June 30, 2007 (continued)

Shares		Value
	Hotels, Restaurants & Leisure–1.6%
166,306	Hana Tour Service, Inc.	$16,201,266
	Insurance–6.3%
650,220	Korean Reinsurance Co.	10,170,135
285,242	Samsung Fire & Marine Insurance Co., Ltd.	54,958,138
		65,128,273
	Internet Software & Services–3.9%
552,013	LG Dacom Corp. (b)	15,057,344
139,539	NHN Corp. (a)	25,450,367
		40,507,711
	Machinery–1.0%
109,189	Doosan Heavy Industries and Construction Co., Ltd.	10,471,554
	Media–1.6%
52,938	Cheil Communications, Inc.	16,302,280
	Metals & Mining–8.0%
298,105	Dongkuk Steel Mill Co., Ltd.	9,696,439
152,495	POSCO	73,206,183
		82,902,622
	Pharmaceuticals–1.0%
55,470	Yuhan Corp. (b)	10,387,303
	Retail–1.1%
93,278	Hyundai Department Store Co., Ltd.	11,005,360
	Road & Rail–1.7%
164,755	Korea Express Co., Ltd. (a)	17,708,688
	Semi-conductors–14.3%
712,740	Hynix Semiconductor, Inc. (a) (b)	25,729,154
173,061	Samsung Electronics Co., Ltd. (e)	106,026,440
301,170	Samsung Techwin Co., Ltd.	15,875,931
		147,631,525
	Shipbuilding–15.6%
940,000	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	53,214,266
185,677	Hyundai Heavy Industries Co., Ltd.	69,338,708
788,000	Samsung Heavy Industries Co., Ltd.	38,553,445
		161,106,419
	Tobacco–1.9%
280,626	KT&G Corp.	19,744,212
	Wholesale–1.5%
321,804	Samsung Corp.	15,779,316
	Wireless Telecommunications Services–3.0%
135,958	SK Telecom Co., Ltd. (b)	31,346,056
	Total Common Stock (cost–$487,544,484)	1,032,730,948

7 The Korea Fund, Inc. Annual Report | 6.30.07

The Korea Fund, Inc.
Schedule of Investments
June 30, 2007 (continued)

Principal Amount (000)		Value
CONVERTIBLE BONDS–0.0%
	Consumer Staples–0.0%
WON 2,161	Haitai Confectionery Loan Certificates, zero coupon, 11/28/09 (a)(d)(f) (cost–$0)	$0
Shares
SHORT-TERM INVESTMENT–6.2%
	Collateral Invested for Securities on Loan–6.2%
64,501,013	BNY Institutional Cash Reserves Fund, 5.315% (g) (cost–$64,501,013)	64,501,013
	Total Investments (cost–$552,045,497)–106.2%	1,097,231,961
	Liabilities in excess of other assets–(6.2)%	(64,015,816)
	Net Assets–100.0%	$1,033,216,145

Notes to Schedule of Investments:

(a)	Non-income producing.

(b)	All or portion of security on loan. Aggregate market value of loaned securities is $61,404,602; cash collateral of $64,501,013 was received with which the Fund purchased short-term investments.

(c)	The Fund may purchase securities that are subject to legal or contractual restrictions on resale (‘‘restricted securities’’). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Restricted Security	Acquisition Date	Cost ($)	Value ($)	% of Net Assets
SE Co., Ltd.	12/22/00	1,616,637	0	0

(d)	Company in restructuring process, principal only subject to repayment.

(e)	At June 30, 2007, 10.26% of the Fund’s net assets were invested in Samsung Electronics Co., Ltd.

(f)	Fair-valued security–Securities with an aggregate value of $0, representing 0.00% of net assets, have been fair valued.

(g)	Security purchased with the cash proceeds from securities on loan.

Glossary:

WON–Korean Won

See accompanying Notes to Financial Statements | 6.30.07 | The Korea Fund, Inc. Annual Report 8

The Korea Fund, Inc.
Statement of Assets and Liabilities
June 30, 2007

Assets:
Investments, at value, including securities on loan of $61,404,602 (cost–$552,045,497)	$1,097,231,961
Cash (including foreign currency with a cost and value of $9,627,696 and $9,627,557, respectively)	10,228,946
Receivable for investments sold	4,704,336
Dividends and interest receivable	784,478
Securites lending interest receivable (net)	116,514
Prepaid expenses	121,534
Total Assets	1,113,187,769
Liabilities:
Payable for collateral for securities on loan	64,501,013
Payable for investments purchased	14,368,424
Investment management fee payable	605,742
Accrued expenses	496,445
Total Liabilities	79,971,624
Net Assets	$1,033,216,145
Net Assets:
Common Stock:
Par value ($0.01 per share, applicable to 24,270,617 shares issued and outstanding)	$242,706
Paid-in-capital in excess of par	134,436,177
Undistributed net investment income	1,874,633
Accumulated realized gain	351,494,276
Net unrealized appreciation of investments and foreign currency transactions	545,168,353
Net Assets	$1,033,216,145
Net Asset Value Per Share	$42.57

9 The Korea Fund, Inc. Annual Report | 6.30.07 | See accompanying Notes to Financial Statements

The Korea Fund, Inc.
Statement of Operations
For the year ended June 30, 2007

Investment Income:
Dividends (net of foreign withholding taxes of $3,333,081)	$16,795,764
Dividends from investments in Affiliates (net of foreign withholding taxes of $134,577)	681,040
Securities lending income	1,247,941
Interest (net of foreign withholding taxes of $16,730)	215,272
Total investment income	18,940,017
Expenses:
Investment management fees	5,795,652
Custodian fees	1,078,298
Directors’ fees and expenses	787,535
Accounting agent fees	466,772
Legal fees	432,000
Stockholder communications	354,548
Audit and tax services	113,437
Insurance expense	91,102
Transfer agent fees	67,409
New York Stock Exchange listing fees	30,284
Miscellaneous	84,557
Total expenses	9,301,594
Expense reductions	(5,505)
Net expenses	9,296,089
Net investment income	9,643,928
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	327,847,250
Redemption-in-kind	73,732,966
Investments in Affiliates	64,782,425
Foreign currency transactions	(1,594,605)
Net change in unrealized appreciation/depreciation of: Investments	(210,861,973)
Foreign currency transactions	(145,704)
Net realized and change in unrealized gain on investments and foreign currency transactions	253,760,359
Net Increase in Net Assets Resulting from Investment Operations	$263,404,287

See accompanying Notes to Financial Statements | 6.30.07 | The Korea Fund, Inc. Annual Report 10

The Korea Fund, Inc.
Statement of Changes in Net Assets

	Year ended June 30,
	2007	2006
Investment Operations:
Net investment income	$9,643,928	$10,147,400
Net realized gain on investments, redemption-in-kind, investments in Affiliates and foreign currency transactions	464,768,036	451,791,633
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(211,007,677)	(115,325,191)
Net increase in net assets resulting from investment operations	263,404,287	346,613,842
Dividends and Distributions to Stockholders from:
Net investment income	(10,994,589)	(14,981,852)
Net realized gains	(161,812,200)	(10,487,297)
Total dividends and distributions to stockholders	(172,806,789)	(25,469,149)
Capital Share Transactions:
Cost of shares tendered	(105,467,939)	(573,899,756)
Total decrease in net assets	(14,870,441)	(252,755,063)
Net Assets:
Beginning of year	1,048,086,586	1,300,841,649
End of year (including undistributed net investment income of $1,874,633 and $4,886,729, respectively)	$1,033,216,145	$1,048,086,586

Other Information:
Shares outstanding at beginning of year	26,967,347	44,701,493
Shares tendered	(2,696,730)	(17,734,146)
Shares outstanding at end of year	24,270,617	26,967,347

11 The Korea Fund, Inc. Annual Report | 6.30.07 | See accompanying Notes to Financial Statements

The Korea Fund, Inc.
Notes to Financial Statements
June 30, 2007

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109’’ (the ‘‘Interpretation’’). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Fund will be required to comply with the Interpretation by December 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (‘‘SFAS’’) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments, for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Directors. The Fund’s investments are valued daily using prices supplied by dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (‘‘NYSE’’) on each day the NYSE is open for business.

The prices of certain equity securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s net asset value is calculated. With respect to Korean equity securities, the Fund may fair value securities using modeling tools provided by third-party vendors. The

6.30.07 | The Korea Fund, Inc. Annual Report 12

The Korea Fund, Inc.
Notes to Financial Statements
June 30, 2007 (continued)

1. Organization and Significant Accounting Policies (continued)

Fund has retained a statistical research service to assist in determining the fair value of Korean equity securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for Korean equity securities may differ from the value realized from the sale of those securities.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses on investments are recorded on the identified cost basis.

Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued by management on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Under the United States-Korea Income Tax Treaty (the ‘‘Treaty’’), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

The Fund was subject to a securities transaction tax aggregating $524,495 due to the tender offer and redemption-in-kind of the Fund’s Korean securities that occurred on September 27, 2006 (see Notes 1(d) and 8). This tax and related fees of $50,000 were charged to net realized gain (loss) on investments.

(d) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

In order to complete its tender offer (See Note 8), however, the Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The Fund does not anticipate that the relinquishment will otherwise affect the Fund’s operations.

Various restrictions currently apply with respect to investing in equity securities of Korean banks and certain designated public corporations and telecommunications corporations listed on the Korea Exchange. As of

13 The Korea Fund, Inc. Annual Report | 6.30.07

The Korea Fund, Inc.
Notes to Financial Statements
June 30, 2007 (continued)

1. Organization and Significant Accounting Policies (continued)

June 30, 2007, the Fund and its affiliates would require the approval of the Financial Supervisory Commission (the ’’FSC’’) before obtaining aggregate beneficial ownership of more than 10% of the outstanding voting shares of a national bank such as Kookmin Bank or 15% of the outstanding voting shares of a regional bank such as Jeonbuk Bank, and additional FSC approvals would be required before specified higher ownership percentages could be exceeded. With respect to certain public and telecommunications corporations, the Fund’s holdings in SK Telecom Co., Ltd. were subject to a foreign ownership limit of 49% as of June 30, 2007.

(e) Dividends and Distributions

The Fund generally declares dividends from net investment income and distributions of net realized capital gains, if any, annually. The Fund records dividends and distributions to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These ‘‘book-tax’’ differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

At June 30, 2007, the exchange rate for Korean won was WON 923.85 to US $1.

(g) Securities Lending

The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

6.30.07 | The Korea Fund, Inc. Annual Report 14

The Korea Fund, Inc.
Notes to Financial Statements
June 30, 2007 (continued)

1. Organization and Significant Accounting Policies (continued)

(h) Concentration of Risk

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political, social and economic developments. Moreover, securities issued in this market may be less liquid and subject to government ownership and/or controls, delayed settlements and their prices may be more volatile than those of comparable securities in the United States of America.

2. Investment Manager/Sub-Adviser/Administrator and Related Parties

On January 25, 2007, the Fund’s Board of Directors approved an interim and long-term investment management and administration agreement, sub-advisory agreement and sub-administration agreement with RCM Capital Management LLC (the ‘‘Investment Manager’’), RCM Asia Pacific Limited (the ‘‘Sub-Adviser’’) and Allianz Global Investors Fund Management LLC (the ‘‘Sub-Administrator’’), respectively, to be effective April 1, 2007 (for the interim agreements) and upon stockholder approval (for the long-term agreements). The long-term agreements were approved by the Fund’s stockholders at a Special Meeting of Stockholders on April 11, 2007 (other than the sub-administration agreement, for which stockholders approval is not required). Subject to the supervision of the Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters.

Raymond Chan, CFA, is the lead portfolio manager of the Fund. He has been the lead portfolio manager of the Fund since 2007 and the Chairman of the Hong Kong Balanced Investment Committee of the Sub-Adviser since 1998. Sang Won Kim has been the co-portfolio manager of the Fund since 2007. Prior to joining the Sub-Adviser in 2007, Mr. Kim was an investment analyst for Schroder Investment from 2005 to 2007. Prior to that, he was an equity research analyst for Samsung Securities from 2003 to 2005 and a management consultant advising on Korean companies’ strategic issues from 1998 to 2001.

The Investment Manager has retained its affiliates, the Sub-Adviser and the Sub-Administrator, to manage the Fund’s investments and provide administrative services to the Fund, respectively. Pursuant to an Investment Management Agreement with the Fund, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. The Investment Manager, and not the Fund, pays a portion of the fee it receives to the Sub-Adviser and Sub-Administrator in return for their services. The Investment Manager, Sub-Adviser and Sub-Administrator are indirect wholly-owned subsidiaries of Allianz SE, a publicly traded insurance and financial services company.

For the fiscal period July 1, 2006 through March 31, 2007, Deutsche Investment Management Americas Inc. (‘‘DeIM’’) and Deutsche Investment Trust Management Company Limited (‘‘DeITMC’’), wholly-owned subsidiaries of Deutsche Bank AG, served as the Fund’s investment manager/administrator and sub-adviser, respectively. The Fund paid DeIM a management fee, payable monthly, at the annual rate of 0.60% of the Fund’s month-end net assets up to $250 million, 0.575% of the next $250 million of such net assets, 0.55% of the next $250 million of such net assets, 0.525% on the next $250 million of such net assets and 0.50% of such net assets in excess of $1 billion.

For the year ended June 30, 2007, the Fund paid Investment Management fees at an effective rate of 0.60% of the Fund’s average daily net assets.

Prior to April 1, 2007, certain affiliates of DeIM received fees from the Fund for providing or securing the provision of certain services to the Fund. For the period July 1, 2006 through March 31, 2007, the Fund paid affiliates of DeIM $12,150, $343,615, and $11,250 in connection with fund accounting, transfer agent/stockholder servicing and stockholder communication services. In addition, during this period, DeIM reimbursed the Fund $5,505, representing a portion of the fee savings realized by DeIM in connection with the outsourcing by DeIM of certain administrative services to an unaffiliated service provider.

3. Changes to the Fund’s Non-Fundamental Investment Restrictions

In connection with the transition to the new Investment Manager, the Board and the Investment Manager reviewed the Fund’s historical investment policies as stated in the Fund’s most recent registration statement. The Board and the Investment Manager noted that the registration statement included numerous technical restrictions that largely

15 The Korea Fund, Inc. Annual Report | 6.30.07

The Korea Fund, Inc.
Notes to Financial Statements
June 30, 2007 (continued)

3. Changes to the Fund’s Non-Fundamental Investment Restrictions (continued)

originated with regulatory restrictions that are no longer applicable. In order to avoid unnecessarily constraining the Investment Manager in pursuing the Fund’s investment objectives, on March 27, 2007, the Board eliminated all Fund investment restrictions other than those that cannot be changed without shareholder approval.

4. Investment in Securities

During the year ended June 30, 2007, purchases and sales of investment securities (excluding short-term investments and in-kind redemptions) aggregated $487,077,992 and $640,110,898, respectively.

In connection with the tender offer (see Note 8), the Fund distributed Korean portfolio securities and cash as payment for the tendered shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their cost. Gains realized on in-kind redemptions are not recognized for federal income tax purposes, and were reclassified from accumulated net realized gain (loss) to paid-in capital at year-end. During the year ended June 30, 2007, the Fund realized $73,732,966 of net gain on such in-kind redemptions.

5. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership or control of, or the power to vote at least 5% of the voting securities. During the year ended June 30, 2007, transactions in affiliated issuers were:

Affiliate	Common/ Preferred Shares	Cost	Proceeds	Realized Gain (Loss)	Dividend Income**	Value June 30, 2007
Samsung Climate Control Co., Ltd.*	—	—	$4,590,034	$2,177,376	$13,604	—
Samsung Fire & Marine Insurance Co., Ltd.*	285,242	—	30,003,820	24,710,088	362,227	$54,958,138
Seoul Semiconductor Co., Ltd.*	182,693	—	39,638,417	30,142,872	76,861	10,678,597
Taegu Department Store Co.*	—	—	13,374,244	7,752,089	228,348	—

*	Not affiliated at June 30, 2007.

**	Net of foreign withholding taxes.

6. Income Tax Information

The tax character of dividends and distributions paid were:

	Years Ended June 30,
	2007	2006
Ordinary Income	$11,164,483	$14,981,852
Long-Term Capital Gains	$161,642,306	$10,487,297

At June 30, 2007, the tax character of distributable earnings was comprised of $1,874,633 of ordinary income and $351,494,276 of long-term capital gains.

For the year ended June 30, 2007, permanent ‘‘book-tax’’ differences were primarily attributable to foreign currency and redemption-in-kind transactions, tax equalization and tender offer costs. These adjustments were to decrease undistributed net investment income by $1,661,435, decrease accumulated net realized gain by $80,935,602 and increase paid-in-capital in excess of par by $82,597,037.

The cost basis of portfolio securities of $552,045,497 is substantially the same for both federal income tax and financial reporting purposes. Aggregated gross unrealized appreciation for securities in which there is an excess of value over tax cost is $546,885,807; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $1,699,343; net unrealized appreciation for federal income tax purposes is $545,186,464.

6.30.07 | The Korea Fund, Inc. Annual Report 16

The Korea Fund, Inc.
Notes to Financial Statements
June 30, 2007 (continued)

7. Share Repurchases

The Board of Directors has authorized the Fund to affect periodic repurchases of it shares in the open market from time to time when the Fund’s shares trade at a discount to their net asset value. Subject to periodic review by the Board of Directors, repurchases may be made at such time and in such amounts as the Fund’s Investment Manager believes will further the achievements of the Fund’s objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year’s dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year’s dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year’s dividends or until such time during the calendar year that the Fund’s Investment Manager has a more accurate projection of the calendar year’s dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. The Fund did not engage in a share repurchase during the years ended June 30, 2007 and June 30, 2006.

8. Tender Offers

On September 29, 2006, the Fund commenced a tender offer for up to 2,696,734 of its shares of common stock, representing approximately 10% of its outstanding shares, in exchange for Korean portfolio securities of the Fund at a price per share equal to 98% of the net asset value per share as of the business day after the offer expired. Stockholders exchanging their shares in the offer received a pro rata share of the Fund’s portfolio. The tender offer remained open through October 30, 2006. The shares tendered were 2,696,730 with a value of $105,467,939.

On January 19, 2006, the Fund commenced a tender offer for cash for up to 2,996,370 of its shares of common stock, representing approximately 10% its outstanding shares, at a price per share equal to 98% of the net asset value per share on February 17, 2006, the business day after expiration of the offer. The shares tendered were 2,996,358 with a value of $114,287,100.

On July 8, 2005, the Fund commenced a tender offer for up to 22,350,747 of its shares of common stock, representing approximately 50% of its outstanding shares, in exchange for Korean portfolio securities of the Fund at a price per share equal to 98% of the net asset value per share as of the business day after the offer expired. Stockholders exchanging their shares in the offer received a pro rata share of the Fund’s portfolio. The tender offer remained open through August 19, 2005. The shares tendered were 14,737,788 with a value of $459,612,656.

9. Fund Ownership

At June 30, 2007, City of London Investment Group, PLC beneficially owned approximately 22% of the Fund’s outstanding shares according to regulatory files made by the City of London Investment Group, PLC.

10. Legal Proceedings

The disclosure relates to the Sub-Administrator, certain of its affiliates and their employees. The Investment Manager, Sub-Adviser, and Sub-Administrator believe that the matters discussed below are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

In June and September 2004, the Sub-Administrator, certain of its affiliates (including Allianz Global Investors Distributors LLC, PEA Capital LLC and Allianz Global Investors of America), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the ‘‘Commission’’), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Sub-Administrator serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged ‘‘market timing’’ arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance ‘‘shelf-space’’ arrangements with broker-dealers for open-end funds. The Sub-Administrator and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. None of the settlements allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Sub-Administrator and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning ‘‘market timing,’’ and ‘‘revenue sharing/shelf-space/directed

17 The Korea Fund, Inc. Annual Report | 6.30.07

The Korea Fund, Inc.
Notes to Financial Statements
June 30, 2007 (continued)

10. Legal Proceedings (continued)

brokerage,’’ which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland, and the revenue sharing/shelf-space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Sub-Administrator or their affiliates or related injunctions.

The foregoing speaks only as of the date hereof.

11. Subsequent Event: Changes to the Fund’s Investment Policy

At a special meeting held on August 21, 2007, the Fund’s Board of Directors approved a change in the Fund’s investment policy, which is expected to become effective on November 1, 2007. The new investment policy provides the portfolio managers with added flexibility to invest in Korean securities and companies. The new investment policy reads as follows:

It is the policy of the Fund to invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in the securities of Korean companies and instruments whose value is based on the value of a Korean company or companies. For these purposes, ‘‘Korean companies’’ include companies whose securities are traded on any Korean exchange.

6.30.07 | The Korea Fund, Inc. Annual Report 18

The Korea Fund, Inc.
Financial Highlights
For a share of stock outstanding throughout each year:

	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$38.87	$29.10	$21.55	$17.62	$20.20
Investment Operations:
Net investment income (2)	0.38	0.33	0.40	0.20	0.17
Net realized and unrealized gain (loss) on investments, redemptions-in-kind, investments in Affiliates and foreign currency transactions	10.36	9.89	7.80	3.90	(1.90)
Total from investment operations	10.74	10.22	8.20	4.10	(1.73)
Dividends and Distributions to Stockholders from:
Net investment income	(0.45)	(0.50)	(0.45)	(0.30)	(0.18)
Net realized gains	(6.67)	(0.35)	(0.20)	—	(0.67)
Total dividends and distributions to stockholders	(7.12)	(0.85)	(0.65)	(0.30)	(0.85)
Capital Share Transactions:
Accretion to net asset value, resulting from share repurchases, shares tendered and reinvestment of distributions for shares at value	0.08	0.40	—	0.13	0.00 (3)
Net asset value, end of year	$42.57	$38.87	$29.10	$21.55	$17.62
Market price, end of year	$39.59	$36.33	$27.35	$18.85	$14.99
Total Return: (1)
Net asset value	31.08%	36.50%	38.43%	24.07%	(8.34)%
Market price	32.39%	35.72%	49.06%	27.66%	(4.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$1,033,216	$1,048,087	$1,300,842	$963,133	$878,642
Ratio of expenses to average net assets	0.96%	0.89%	1.13%	1.27%	1.26%
Ratio of net investment income to average net assets	0.99%	0.90%	1.58%	0.94%	0.99%
Portfolio turnover	50%	9%	10%	20%	7%

(1)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested. The Fund’s net asset value (NAV) total returns for periods prior to the year ended June 30, 2007 have been modified to reflect the reinvestment of dividends on the ex-dividend date at NAV. Total return does not reflect broker commissions.

(2)	Calculated on average shares outstanding.

(3)	Amount less than $0.005 per share.

19 The Korea Fund, Inc. Annual Report | 6.30.07 | See accompanying Notes to Financial Statements

The Korea Fund, Inc.
Report of Independent Registered
Public Accounting Firm

To the Stockholders and Board of Directors of
The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (hereafter referred to as the ‘‘Fund’’) at June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ‘‘financial statements’’) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 23, 2007

6.30.07 | The Korea Fund, Inc. Annual Report 20

The Korea Fund, Inc.
Matters Relating to the Directors Consideration of the Investment Management and Sub-Advisory Agreements (unaudited)

In the summer of 2006, the Board commenced a comprehensive review of the Fund’s investment management arrangements with DeIM. The Board’s review included conducting a request for proposals process for potential new managers for the Fund with assistance of an independent consultant to the Board. In December 2006, the Board announced that the Directors had unanimously agreed to pursue negotiations with the Investment Manager and affiliated entities to provide investment management and administrative services to the Fund.

On January 25, 2007, the Board unanimously approved an interim investment management agreement with the Investment Manager as the Fund’s investment manager, an interim sub-advisory agreement between the Investment Manager and the Sub-Adviser and an interim sub-administration agreement between the Investment Manager and the Sub-Administrator, each effective as of April 1, 2007, and unanimously voted to recommend that a new investment management agreement (the ‘‘New Investment Management Agreement’’) and sub-advisory agreement (the ‘‘New Sub-Advisory Agreement’’) be approved by stockholders.

Stockholders approved such Agreements on April 11, 2007.

In reaching its decision to recommend that stockholders approve the New Investment Management Agreement and New Sub-Advisory Agreement, the Board considered the following factors, among others:

•	The Sub-Adviser’s investment performance relative to the investment performance of the Fund, and relative to various benchmarks and industry peer groups. In this regard, the Board observed that the Sub-Adviser’s performance had outperformed the Fund and its benchmark in recent 1 year, 3 year and 5 year periods based on performance information provided by the Fund’s investment consulting firm, Mercer Investment Consulting. The Board also observed that the Sub-Adviser had performed well relative to other funds in the Fund’s Lipper peer group and the Fund’s peer group identified by the Board.

•	The resources and operations of the Investment Manager and its affiliates, including the experience and professional qualifications of Investment Manager-affiliated personnel that would be providing compliance and other services to the Fund. The Board noted that, pursuant to the New Investment Management Agreement, the New Sub-Advisory Agreement and the new sub-administration agreement, the Investment Manager, the Sub-Adviser and the Sub-Administrator will provide similar services to those provided by DeIM and its affiliates.

•	With regard to the New Investment Management Agreement and New Sub-Advisory Agreement, the Board considered the terms and conditions, as well as the fee rates that would be applicable to the arrangements. The new agreements reflect an increase in fees but are still below average for comparable closed-end funds. The Board concluded that any economies of scale to be enjoyed by the Investment Manager were properly reflected in the fee arrangements for the benefit of the Fund’s stockholders, and that in light of the Fund’s closed-end structure there were limited opportunities for future material asset growth. In particular, the Board considered that the current tax position of the Fund is expected to lead to a reduction in the Fund’s net assets in the coming years.

•	The Investment Manager and its affiliates’ personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. In this regard, the Board concluded that the quality and range of services provided by the Investment Manager and its affiliates should benefit the Fund and its stockholders.

•	The nature, scope and quality of the services proposed to be provided by the Investment Manager and its affiliates to the Fund. In this regard, the Board considered, among other things, that the types of services provided under the previous investment advisory, management and administration agreement were comparable to those typically found in agreements of such type, and the New Investment Management Agreement, New Sub-Advisory Agreement and new sub-administration agreement would result in a comparable level of services.

•	The estimated costs of the services to, and profits realized by, the Investment Manager and its affiliates from their relationships with the Fund. In this regard, the Board considered that the Investment Manager’s future profitability would likely be lower than its estimated current profitability as a result of the reduction in the Fund’s net assets likely to result from the Fund’s current tax position noted above.

•	The investment management fee rates paid to the Investment Manager relative to those payable for similar accounts advised by the Investment Manager, including differences in the scope of services typically provided to mutual funds relative to institutional accounts. The Directors noted that the fee rates paid by the Fund were lower than the applicable Lipper peer group (based on data provided by Mercer Investment Consulting). The

21 The Korea Fund, Inc. Annual Report | 6.30.07

The Korea Fund, Inc.
Matters Relating to the Directors Consideration of the Investment Management and Sub-Advisory Agreements (unaudited) (continued)

Board gave a lesser weight to fees paid by similar institutional accounts advised by the Investment Manager, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the proposed new fee schedule represented reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

•	The practices of the Investment Manager and the Sub-Adviser regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Sub-Adviser’s soft dollar practices. The Board considered that a portion of the Fund’s brokerage may be allocated to affiliates of the Investment Manager, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund’s brokerage may in the future be allocated to brokers who acquire (and provide to the Investment Manager and its affiliates) research services from third parties that are generally useful to the Investment Manager and its affiliates in managing client portfolios. The Board indicated that it will monitor the allocation of the Fund’s brokerage to ensure that the principle of ‘‘best price and execution’’ remains paramount in the portfolio trading process.

•	The Investment Manager’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered the significant attention and resources dedicated by the Investment Manager to documenting its compliance processes. The Board noted in particular (i) the experience and seniority of the Fund’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Fund’s chief compliance officer; and (iii) the substantial commitment of resources by the Investment Manager to compliance matters.

•	The research capability of RCM. In this regard, the Board noted that research is at the cornerstone of RCM’s global investment process, that RCM’s fundamental research is organized globally by industry sector and that RCM has a market research capability known as GrassrootsSM that complements the fundamental research of RCM’s career analysts.

Based on all of the foregoing, the Board determined to approve the New Investment Management Agreement and New Sub-Advisory Agreement and concluded that these Agreements were in the best interests of the Fund’s stockholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the New Investment Management Agreement and New Sub-Advisory Agreement.

6.30.07 | The Korea Fund, Inc. Annual Report 22

The Korea Fund, Inc.
Tax Information/Stockholder Meetings Results (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise stockholders within 60 days of the Fund’s tax year ended June 30, 2007 as to the federal tax status of dividends and distributions received by stockholders during such tax year. Per share dividends for the tax year ended June 30, 2007 were as follows:

Dividends from ordinary income	$0.46
Distributions from long-term capital gains	$6.66

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 100%, or the maximum amount allowable.

The Fund has elected to pass through the credit for taxes paid in Korea. The gross foreign income and foreign taxes paid per share from July 1, 2006 through June 30, 2007 were $0.82717 and $0.13855, respectively.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2007. In January 2008, stockholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2007. The amount that will be reported will be the amount to use on your 2007 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended June 30, 2007. Stockholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Stockholder Meetings Results:

A Special Meeting of Stockholders of the Fund was held on April 11, 2007. The following matters were voted upon by Stockholders of the Fund (the resulting votes are presented below).

	Number of Votes:
Matters	For	Withheld
To approve a new investment management agreement for the Fund with RCM Capital Management LLC (‘‘RCM SF’’)	13,134,902	88,288
To approve a new sub-advisory agreement between RCM SF and RCM Asia Pacific Limited	13,140,471	100,352
To approve the issuance of Fund shares at a price below net asset value in connection with a capital gains distribution payable in Fund shares (valued at the lower of market price or net asset value) or, at the election of the stockholder, in cash.	13,515,361	125,259

Correction:

The vote totals previously reported in the Fund’s semi-annual report to Stockholders for the period ended December 31, 2006 did not reflect votes cast in person at the meeting by stockholders of the Fund on October 25, 2006 who had not submitted proxies prior to the meeting. This oversight did not affect the outcome of the stockholder vote. The correct number of votes cast at the meeting in the election of Class III Directors of the Fund was as follows:

	Number of Votes:
Nominee	For	Withheld
Ronaldo A. da Frota Nogueira	22,845,928	153,266
Richard A. Silver	15,894,463	7,104,731

23 The Korea Fund, Inc. Annual Report | 6.30.07

The Korea Fund, Inc.
Privacy Policy, Proxy Voting Policies & Procedures
(unaudited)

Privacy Policy:

Our Commitment to You

The Fund considers customer privacy to be a fundamental aspect of its relationship with clients. The Fund is committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, the Fund has developed a privacy policy designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, the Fund and its service providers, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant.

Respecting Your Privacy

As a matter of policy, the Fund does not disclose any personal or account information provided by you to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering stockholder proxies. The Fund may also enter into joint marketing agreements with non-affiliated companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but the Fund may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

The Fund reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where it believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect the Fund’s rights or property. In addition, we may disclose information about a stockholder’s accounts to a non-affiliated third party with the consent of the stockholder.

Sharing Information with Affiliates

The Fund may share client information with its service affiliates in connection with servicing your account or to provide you with information about products and services that the Fund’s service affiliates believe may be of interest to you. This information may include, for example, your participation in mutual funds or other investment programs sponsored by the Fund’s service affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. The Fund’s service affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard stockholder non-public personal information. In addition to this policy, the Fund’s service affiliates have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

6.30.07 | The Korea Fund, Inc. Annual Report 24

The Korea Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Plan

The Fund’s Dividend Reinvestment and Cash Purchase Plan (the ‘‘Plan’’) offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through PFPC, Inc. (the ‘‘Plan Agent’’). The Plan Agent also provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Plan Agent at (800) 331-1710.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the ‘‘Valuation Date’’) equals or exceeds net asset value per share on that date, the Fund will issue (i) shares of the Fund’s common stock that are issued but not outstanding (‘‘Treasury Stock’’) to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund’s common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant’s pro rata share of brokerage commissions) to buy Fund shares in the open market for the participants’ account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund’s shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

25 The Korea Fund, Inc. Annual Report | 6.30.07

The Korea Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent’s fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of Fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The Fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days’ written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s stockholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

6.30.07 | The Korea Fund, Inc. Annual Report 26

The Korea Fund, Inc.
Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Director; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:
The address of each director is 4 Embarcadero Center, San Francisco, CA 94111
Julian Reid
Date of Birth: 7/8/44
Chairman of the Board of Directors since: 2004
Director since: 2004
Term of office: Expected to stand for
    re-election at 2007 annual meeting of
    stockholders.
Director of 1 fund in Fund Complex	Director and Chief Executive Officer of 3a Asset Management Limited (since 1998); Director and Chairman 3a Funds Group (since 1998); President of the Saffron Fund, Inc. (1994-1998, 2004); Director and Chairman of the Saffron Fund, Inc. (1994-2004, Chairman since 1998); Director and Chairman of Morgan’s Walk Properties Ltd. (2002-2006); Director of JF China Region Fund, Inc. (since 1997); and Director and Chairman of Prosperity Voskhod Fund Ltd. (since 2006).
Ronaldo A. da Frota Nogueira Date of Birth: 7/31/38 Director since: 2000 Term of office: Expected to stand for re-election at 2009 annual meeting of stockholders. Director of 1 Fund in Fund Complex	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA); Director, Sovereign High Yield Investment Company Ltd. Formerly, Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (1992-2005).
Christopher Russell Date of Birth: 1/8/49 Director since: 2004 Term of office: Expected to stand for re-election at 2007 annual meeting of stockholders. Director of 1 fund in Fund Complex	Director and Chairman of F&C Event Driven Ltd. (since 2007) (fund of hedge funds); JP Morgan Fleming Japanese Smaller Companies Investment Trust plc (since 2006); Director of each of British Airways Pension Investment Management Company Ltd. (since 2005); Candover plc (since 2004) (private equity); Salters Management Company Ltd. (since 2003) (charitable endowment); LIM Japan Fund (since 2002); Enhanced Index Funds (since 2002); Investec High Income Trust plc (since 2001); Associate of Gavekal Research (since 2001) (economic and asset strategy research).
Richard A. Silver Date of Birth: 1/10/47 Director since: 2006 Term of office: Expected to stand for re-election at 2009 annual meeting of stockholders. Director of 1 fund in Fund Complex	Retired. Formerly, Executive Vice President, Fidelity Investments (2000-2005); Treasurer and Chief Financial Officer, Fidelity Group of Mutual Funds (1997-2000).
Kesop Yun Date of Birth: 5/20/45 Director since: 1999 and (1984-1988) Term of office: Expected to stand for re-election at 2008 annual meeting of stockholders. Director of 1 fund in Fund Complex	Professor, College of Business Administration, Seoul National University, Seoul, Korea. Formerly, Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (2001-2005).

Further information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, dated March 31, 1997, which can be obtained upon request, without charge, by calling the Fund’s stockholder servicing agent at (800) 331-1710. However, this information is as of March 31, 1997 and has not been updated.

27 The Korea Fund, Inc. Annual Report | 6.30.07

The Korea Fund, Inc.
Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Robert Goldstein Date of Birth: 2/08/63 President & Chief Executive Officer since: 2007	Managing Director, Chief Operating Officer and General Counsel of RCM Capital Management LLC.
Brian S. Shlissel Date of Birth: 11/14/64 Treasurer, Principal Financial & Accounting Officer since: 2007	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Allianz Global Investors Fund Complex; President and Chief Executive Officer of 35 funds in the Allianz Global Investors Fund Complex; Treasurer; Principal Financial and Accounting Officer of 36 funds in the Allianz Global Investors Fund Complex.
Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary & Chief Legal Officer since: 2007	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Secretary of 71 funds in the Allianz Global Investors Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC.
Lawrence G. Altadonna Date of Birth: 3/10/66 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 35 funds in the Allianz Global Investors Fund Complex; Assistant Treasurer of 36 funds in the Allianz Global Investors Fund Complex.
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2007	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 71 funds in the Allianz Global Investors Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, PricewaterhouseCoopers LLP (1996-2002).
Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2007	Assistant Secretary of 71 funds in the Allianz Global Investors Fund Complex; formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

6.30.07 | The Korea Fund, Inc. Annual Report 28

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Directors and Principal Officers

Julian Reid
    Director, Chairman of the Board of Directors
Ronaldo A. da Frota Nogueira
    Director
Christopher Russell
    Director
Richard A. Silver
    Director
Kesop Yun
    Director

Robert Goldstein
    President & Chief Executive Officer
Brian S. Shlissel
    Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
    Secretary & Chief Legal Officer
Lawrence G. Altadonna
    Assistant Treasurer
Youse E. Guia
    Chief Compliance Officer
Lagan Srivastava
    Assistant Secretary

Investment Manager/Administrator

RCM Capital Management LLC
4 Embarcadero Center, 28th Floor
San Francisco, CA 94111

Sub-Adviser

RCM Asia Pacific Limited
21/F, Cheung Kong Center
2 Queen’s Road Central
Hong Kong

Sub-Administrator

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the stockholders of the Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (‘‘SEC’’) for the first and third quarter of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

On November 24, 2006, the Fund submitted a CEO annual certification to the New York Stock Exchange (‘‘NYSE’’) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics is included as Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, a new code of ethics was adopted in connection with the change in Investment Manager effective April 1, 2007.
(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Richard A. Silver and Mr. Kesop Yun, members of the Board’s Audit Committee, are each designated an “audit committee financial expert,” and that each is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $65,150 in 2006 and $78,500 in 2007.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $12,500 in 2006 and $0 in 2007. These services consist of accounting consultations, attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $0 in 2006 and $8,000 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.
e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

The Korea Fund, Inc. (the “Fund”)

AUDIT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•  a review of the nature of the professional services expected to provided,

•  the fees to be charged in connection with the services expected to be provided,

•  a review of the safeguards put into place by the accounting firm to safeguard independence, and

•  periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

Individual audit services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to RCM Capital Management LLC or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and
(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.
f)	Not applicable
g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $1,906,655 and the 2007 Reporting Period was $2,257,057. RCM became the Fund's Investment Manager on April 1, 2007.

h)

Auditor Independence. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Julian Reid, Ronaldo A. da Frota Nogueira, Christopher Russell, Richard A. Silver and Kesop Yun.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

THE KOREA FUND, INC. (THE “FUND”)

PROXY VOTING POLICY

1.

It is the policy of the Fund that proxies should be voted in the interest of the shareholders as determined by those who are in the best position to make this determination.  The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders; including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other.  Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.

The Fund delegates the responsibility for voting proxies to RCM Capital Management LLC (“RCM”), which in turn, delegates such responsibility to RCM Asia Pacific Limited (“RCM AP”), the sub-adviser for the Fund.  The Proxy Voting Policy Summary for RCM is attached as Appendix A hereto.  A summary of the detailed proxy voting policy for RCM AP is set forth in Appendix B attached hereto, which may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.

RCM and RCM AP shall vote proxies in accordance with proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

RCM and RCM AP shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Fund promptly after the adoption or amendment of any such policies.

5.

RCM and RCM AP shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.

This Proxy Voting Policy statement (including Appendix B), the Proxy Voting Policy Summary of RCM, and a summary of the detailed proxy voting policy of RCM AP shall: (i) be made available without charge, upon request, by calling 1-800-331-1710; and (ii) on the Fund’s website at www.thekoreafund.com.  In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of RCM and a summary of the detailed proxy voting policy of RCM AP shall also be included in the Fund’s Registration Statement or Form N-CSR filings.

Appendix A

RCM CAPITAL MANAGEMENT LLC (“RCM”)

PROXY VOTING POLICY SUMMARY

1.

It is the policy of RCM that proxies should be voted in the interest of the shareholders of the fund, as determined by those who are in the best position to make this determination.  RCM believes that the firms and/or persons purchasing and selling securities for the fund and analyzing the performance of the fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, RCM’s policy shall be to delegate proxy voting responsibility to those entities with direct portfolio management responsibility for the fund.

2.

RCM delegates the responsibility for voting proxies to the sub-adviser, RCM AP, for the fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with its proxy voting policy and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

RCM and the sub-adviser of the fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the fund’s board or chief compliance officer.

A-1

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for the sub-adviser, RCM AP, shall be available (i) without charge, upon request, by calling 1-800-331-1710 and (ii) at www.thekoreafund.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summary of the detailed proxy voting policies of the sub-adviser and each other entity with proxy voting authority for a fund advised by RCM shall also be included in the Registration Statement or Form N-CSR filings for the fund.

A-2

Appendix B

RCM ASIA PACIFIC LIMITED

DESCRIPTION OF PROXY POLICY VOTING PROCEDURES

Policy Statement

This Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of RCM AP clients. Each proxy is voted on an individual basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. RCM AP, as part of its authority to manage, acquire, and dispose of account assets (unless the client explicitly reserves that authority for itself or certain national laws provide otherwise) has further delegated its fiduciary duty to vote proxies stemming from shareholdings in US registered mutual funds (the “clients”) to one or more of the following committees:

•

the RCM SF Proxy Voting Committee

•

the RCM UK Proxy Voting Committee

•

the Proxy Voting Committee

•

the RCM AP Proxy Voting Committee

RCM AP has ascertained that each Proxy Voting Committee acts in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general minimum standards for proxy voting and is followed by each Proxy Voting Committee where RCM AP has the authority to vote its clients’ proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

RCM AP, and thus each Proxy Voting Committee may abstain from voting a client proxy under the following circumstances and certain other circumstances as described in the procedures, for example in cases:

•

When the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant;

•

When voting the proxy would unduly impair the investment management process; or

•

When the cost of voting the proxies outweighs the benefits or is otherwise impractical.

Policy Standards

If a conflict of interest arises, votes are only cast in the best interest of the client, regardless of the situation.  In addition, RCM AP:

•

Is responsible for conducting and providing oversight of the proxy voting decision to ensure that voting is done in accordance with its Proxy Voting Guidelines;

•

Must clearly establish its obligation to vote in the advisory contract with the client or by other means;

•

Discloses a summary of the proxy voting policy;

•

Maintains (either itself or through access any Proxy Voting Committee) books and records of proxy voting materials, including written policies and procedures, proxy voting client statements, voting decisions and client requests; and

•

Provides clients access to their voting records upon request.

Procedures

As RCM AP has outsourced the proxy voting to a third party service provider (the "Proxy Specialist"). The following describes the standards and procedures applied in the proxy voting process.

The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee (which may consist of Analysts, Portfolio Managers, the Proxy Specialist, Client Services personnel and Legal Counsel). The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by Institutional Shareholder Services, Inc. (ISS), and other relevant material, and makes a vote decision in accordance with the local Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

A third-party proxy voting service, ISS is retained to assist in processing proxy votes in accordance with vote decisions. ISS is responsible for notifying all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by the Proxy Voting Committees to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. Each Proxy Voting Committee keeps proxy materials used in the vote process on site for at least one year.  Thereafter, Proxy Voting Committee materials will be kept in accordance with documentation retention policy.

Resolving Conflicts of Interest

RCM AP and each voting affiliate may have conflicts that can affect how it votes its clients’ proxies. For example, one entity may manage a pension plan whose management is sponsoring a proxy proposal. That entity may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, they may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, no vote cast for one client’s account may be, voted by designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, each Proxy Committee shall be responsible for addressing how their entities resolve such material conflicts of interest with its clients and have it documented to maintain an accurate audit trail.

Cost-Benefit Analysis Involving Voting Proxies

Each Proxy Committee shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the proxy committee may refrain from voting a proxy on behalf of the clients’ accounts.

In addition, RCM AP may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM AP’s ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1)

As of September 07, 2007, the following individuals have primary responsibility for the day-to-day management of The Korea Fund, Inc. (the “Fund”):

Raymond Chan, CFA

Chief Investment Officer, Asia Pacific

Mr. Chan is the lead portfolio manager of the Fund. He has been the lead portfolio manager of the Fund since 2007 and the Chairman of the Hong Kong Balanced Investment Committee of RCM AP since 1998.

Mr. Chan is a CFA charterholder and holds an M.A. in Finance and Investment from the University of Exeter and a B.A. (Hons) in Economics from the University of Durham, UK.

Sang Won Kim

Portfolio Manager

Mr. Kim has been the co-portfolio manager of the Fund since 2007. Prior to joining RCM AP in 2007, Mr. Kim was an investment analyst for Schroder Investment Management from 2005 to 2007 and an equity research analyst for Samsung Securities from 2003 to 2005. Prior to that, Mr. Kim was a management consultant advising on Korean companies' strategic issues from 1998 to 2001.

Mr. Kim graduated from Kellogg School of Management of Northwestern University with an MBA in Finance and Accounting and obtained his Bachelor's degree in Business Administration from Yonsei University.

(a) (2)

The following summarizes information regarding each of the accounts, excluding the Fund that were managed by the Portfolio Manager as of June 30, 2007.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Raymond Chan	KF	0	0	4	826.8	5*	2,249.6*
Sang Won Kim	KF	0	0	2	473	0	0

* Of these other accounts, one account totaling $821.5 million in assets pays an advisory fee that is based in part on the performance of the account.

Although the RCM Asia Pacific Limited (“RCM AP”) Code of Ethics does not address every possible circumstance that could give rise to a conflict of interest, a potential conflict of interest, or an appearance of impropriety, it provides guidance with respect to many common types of situations. Whether or not a specific provision of the Code applies, RCM AP requires that each employee conducts his or her activities in accordance with the general principles embodied in the Code of Ethics, and in a manner that is designed to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility. Technical compliance with the procedures incorporated in the Code of Ethics will not insulate actions that contravene an employee’s duties to RCM AP and its clients from scrutiny. RCM AP instructs each employee to consider whether a particular action might give rise to an appearance of impropriety, even if the action itself is consistent with the employee’s duties to RCM AP and its clients and to always be alert for potential conflicts of interest.

(a) (3)

As of June 30, 2007, the following explains the compensation structure of the individuals that have the primary responsibility for day-to-day portfolio management of the Fund:

RCM offers a compensation package comprising a base salary of 12 regular payments and an annual, variable bonus. In the case of our portfolio managers, specific criteria are set. The reward process places emphasis on both the contribution of the individual and that of the team in which he or she works. We recognize that to achieve stability within the team and therefore of the investment process, it is necessary to provide a remuneration package in line with our peers.

While base salaries are designed to be competitive based on market conditions, the bonus is designed to reflect a range of factors relating to the contribution to team investment performance over one, two and three-year rolling periods, thus avoiding the temptation to take short-term decisions. It is a central element of the compensation structure and allows professionals to share in the success achieved for clients. To recognize individual contribution while encouraging team effort, the bonus is divided into several elements. This rewards each individual based on investment performance and equally emphasizes the “team effort” which is a hallmark of the firm. Our total remuneration package is based on the belief that top-quartile performance warrants top-quartile rewards.

RCM's incentive and compensation policy is that all our investment professionals are given clear investment oriented goals annually. This process is managed through an annual in depth, 360-degree review of their investment performance, their team performance, which combines investment performance and asset growth, their personal performance, which assesses intra and extra-team cooperation, personal development and skills, general conduct and behavior as well as an interim verbal review which reviews the milestones set at the fuller review at the end of the year. Within the two traditional types of client, institutional and retail, the former performance is usually against a benchmark and the latter are against median competitors. These reports are calculated separately and audited separately by our Global Head of Performance and Risk to ensure fair play and honesty.

Although the reports are available monthly, the performance of individuals and teams is formally monitored quarterly in a review which is chaired by the regional CIO, attended by both the Global CIO and the Global Head of Performance and Risk. All team leaders attend and all significant performance and investment process issues are discussed and debated there.

RCM has a transparent incentivisation process. All investment professionals are remunerated with a competitive salary which reflects their experience and duties within the organisation and is externally verified against the McLagan remuneration series. Cash compensations (bonus) are a combination of the conclusions of the Annual Appraisal and the longevity of their performance record. The McLagan series also allows the performance to be evaluated appropriately against peers.

It is important to note that this process is entirely driven bottom up by the team leaders who are empowered to evaluate and remunerate their teams as they see fit. However the team leaders have to justify their recommendations to the regional CIO who in turn surveys all proposals to ensure correct cross-team remuneration levels and who then has to advocate the group's requests to the Management Executive Committees.

RCM operates a discretionary ‘Long Term Incentive Plan’ (LTIP). Long Term Cash Bonus Plan (“the Plan”) has been established to provide long-term incentives and rewards to certain senior professionals of RCM Asia Pacific Limited (”RCM AP”) and the other Allianz Global Investors Group (“AllianzGI”)companies in order to promote their long-term growth and profitability. Ultimately Andreas Utermann (Global CIO) in conjunction with the regional RCM CIOs decides who is put forward for the LTIP. In a general sense they want this to be as wide across the investor base as possible though the level and extent of participation will vary according to seniority and performance.

The LTIP provides awards on a rolling three-year basis that are based on the operating earnings growth of AllianzGI, RCM globally and RCM AP, or the relevant local RCM entity. As neither RCM nor AllianzGI are listed these awards are made in the form of cash which over three years appreciates in line with the percentage change in the aggregate operating earnings of the three components above.

During the three-year plan the notional amount, which is allocated annually appreciates in line with the percentage change in the Group's aggregate operating earnings (up to a maximum of 70%).

At the end of the three-year period the resulting amount is multiplied by a 'company performance multiple' which reflects the earnings of RCM globally and RCM AP. RCM AP's achievements are weighted 70% and RCM globally 30%. This is the same for all of the regional offices.

The LTIP forms part of most RCM investment professionals' total remuneration. The other two elements are basic salary and a discretionary bonus. Basic salaries are matched using the relevant local McLagan and other industry surveys. In the instance of the discretionary bonus this is tied to the individual's performance on a 1- and 3-year basis, weighted toward the latter (25%/75%).

Regarding additional compensation, we offer our employees an Employee Purchase Program for Allianz SE shares once a year.

(a) (4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of June 30, 2007.

The Korea Fund, Inc.
Portfolio Manager	Dollar Range of Equity Securities in the Funds
Raymond Chan	None
Sang Won Kim	None

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

PERIOD	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL NUMBER OF SHARES PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER OF SHARES THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
July 2006	N/A	N/A	N/A	N/A
August 2006	N/A	N/A	N/A	N/A
September 2006	N/A	N/A	N/A	N/A
October 2006	N/A	$39.304	2,696,730	N/A
November 2006	N/A	N/A	N/A	N/A
December 2006	N/A	N/A	N/A	N/A
January 2007	N/A	N/A	N/A	N/A
February 2007	N/A	N/A	N/A	N/A
March 2007	N/A	N/A	N/A	N/A
April 2007	N/A	N/A	N/A	N/A
May 2007	N/A	N/A	N/A	N/A
June 2007	N/A	N/A	N/A	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that ocurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Korea Fund, Inc.
By	/s/ Robert Goldstein
President and Chief Executive Officer

Date September 7, 2007

By	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer

Date September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert Goldstein
President and Chief Executive Officer

Date September 7, 2007

By	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer

Date September 7, 2007